SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 20, 2004

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	00-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address of Principal Executive Offices)

561-835-1800

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure

On January 20, 2004, Innkeepers USA Trust (the “Company”) completed an underwritten public offering (the “Offering”) of 5,800,000 shares of the Company’s 8.0% Series C Cumulative Preferred Shares, $.01 par value per share (Liquidation Preference $25 per share), pursuant to the Company’s Prospectus Supplement dated December 17, 2003, supplementing the Company’s base Prospectus dated December 17, 2003 which was included as part of a Registration Statement on form S-3 (No. 333-110982) declared effective by the Securities and Exchange Commission (the “Commission”) on December 17, 2003. A copy of the press release with respect to the closing of this Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated hereby by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibits	Description

4.1	Form of Preferred Share Certificate for 8.0% Series C Cumulative Preferred Shares, $.01 par value (Liquidation Preference $25 per share), of the Company.

99.1	Press Release dated January 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST

Date:	January 20, 2004	By:	/s/ Gregory M. Fay

Gregory M. Fay
Chief Accounting Officer

2

INNKEEPERS USA TRUST

EXHIBIT INDEX

Exhibits	Description

4.1	Form of Preferred Share Certificate for 8.0% Series C Cumulative Preferred Shares, $.01 par value (Liquidation Preference $25 per share), of the Company.

99.1	Press Release dated January 20, 2004.

3